SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): October 8, 1996


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                             HARMONY PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)




                                    Virginia

         (State or other jurisdiction of incorporation or organization)



                 0-19979                                54-1529382
        (Commission File Number)           (I.R.S. Employer Identification No.)

      808 Live Oak Drive, Suite 126
          Chesapeake, Virginia                             23330
(Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (757) 523-2849

          (Former name or former address, if changed since last report)



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Item 1(b).  Changes in Control of Registrant

         Harmony Products, Inc. ("Harmony") announced that the non-binding letter of intent between Cypress Chemical Company and Harmony has expired and negotiations have terminated. A copy of the press release issued October 8, 1996, is included with this report as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

         Not applicable.

(b)  Pro Forma Financial Information.

         Not applicable.

(c)  Exhibits.

         The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HARMONY PRODUCTS, INC.


                                               By:  /s/ Gregory R. Gill
                                                   ----------------------------
                                                        Gregory R. Gill
                                                        President and Treasurer


Date:  October 23, 1996




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                                  EXHIBIT INDEX



Exhibit No.                 Description of Exhibits


    99.1          Press Release dated October 8, 1996.


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